                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   March 29, 2001
                                                      --------------------

                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                     --------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                             The Kingdom of Belgium
                             ----------------------
                 (State or Other Jurisdiction of Incorporation)

              0-27296                                       N/A
              -------                                       ---
       (Commission File Number)            (I.R.S. Employer Identification No.)

    52 Third Avenue, Burlington, Massachusetts             01803
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(Address of Principal Executive Offices in the U.S.)     (Zip Code)

                                 (781) 203-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.          Other Events.
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VISTEON TRANSACTION

On March 29, 2001, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") approved an Asset Purchase Agreement (the "Agreement") by and among Lernout & Hauspie Speech Products N.V. (the "Company"), L&H Holdings USA, Inc. ("Holdings"), L&H Automotive Inc., and Dragon Systems UK Research and Development Ltd. (collectively and individually, "L&H")), and Visteon Acquisition Corp and Visteon Corporation (collectively and individually, "Visteon"). The Agreement provides that Visteon will purchase L&H's CREC technology, together with related technology, intellectual property rights, contract rights, other attendant rights and certain related personal property. The CREC technology is a speech recognition engine primarily developed by Holdings (formerly Dragon Systems, Inc.) and customized for automotive applications specifically for use by Visteon. L&H also agreed to assist Visteon in its attempt to recruit certain identified current and former L&H employees.

The consideration for the purchase to be paid or effective as of the closing (which occurred on March 29, 2001), includes the following:

      .     payment by Visteon to L&H of $13 million;
      .     a mutual release by Holdings and Visteon from any and all
            obligations arising under the prior outstanding agreements between Visteon (as successor to Ford Motor Company) and Holdings; and
      .     a mutual release by L&H and Visteon from any and all obligations arising under the putative joint venture between the parties
            (including any and all claims that have been or could have been asserted in the litigation between them currently pending in a Massachusetts state court).

PLAN OF REORGANIZATION EXTENSION

On the same date, the Bankruptcy Court also granted an extension of the exclusive period within which only the Company and Holdings may file plans of reorganization with the Bankruptcy Court, until May 29, 2001, and an extension of the exclusive period within which only the Company and Holdings may solicit acceptances of any such plans, until July 27, 2001.

L&H KOREA INTERNAL INVESTIGATION

At a press conference held on April 6, 2001, L&H disclosed the preliminary findings of its investigation regarding the apparent disappearance of approximately $100 million from its wholly owned subsidiary, L&H Korea Co. Ltd., in November 2000. Copies of the Preliminary Report resulting from the investigation and a summary of the investigation are attached as Exhibits 99.1 and 99.2 to this report.
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NEW CHIEF FINANCIAL OFFICER

On April 11, 2001, L&H announced that it has appointed Tim Ledwick as its new Chief Financial Officer, see Press Release dated April 11, 2001 attached as
Exhibit 99.3 to this report.

Item 7.    Financial Statements and Exhibits.
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(c)    Exhibits:

 2.1 - Asset Purchase Agreement, dated as of March 7, 2001, by and among L&H, L&H Holdings USA, Inc., L&H Automotive, Inc., Visteon Acquisition Corp. and Visteon Corporation.
99.1 - L&H Korea Preliminary Report, Press Conference, Diegem, April 6, 2001.
99.2 - L&H Korea Investigation, Press Conference, Diegem, April 6, 2001.
99.3 - Press Release dated April 11, 2001.
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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH
                              PRODUCTS N.V.
Dated:  April 13, 2001


                              By:    /s/ Philippe Bodson
                                   ---------------------
                                   Philippe Bodson
                                   Chief Executive Officer